                                  Exhibit 10.1

-----------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                        SERVICING CERTIFICATE
=============================================================================================================================
REVOLVING HOME EQUITY LOAN    LIBOR:                             6.00375%   Current Collection Period:      03/01/00-03/31/00
ASSET-BACKED NOTES            Margin:                            0.65000%   P&S Agreement Date:                 12/1/98
SERIES 1998-2                 Class A-1  Note Rate:              6.65375%   Original Closing Date:              12/29/98
                              Class A-2  Note Rate:              6.51000%   Distribution Date:                  4/17/00
                              Class A-3  Note Rate:              6.67000%   Record Date:                        4/16/00
                              Interest Period 03/15/00 thru
                              04/16/00:                             33      Pool Factor:                      62.1599149%
                              Servicing Fee Rate:                0.50000%   Initial Class A-1 O/C Amt:        2,041,531.37
                              Class A-1 Premium Fee Rate:        0.19000%   Initial Class A-2 O/C Amt:        2,430,777.93
                              Class A-2 Premium Fee Rate:        0.22000%   Initial Class A-3 O/C Amt:        3,312,404.71
                              Class A-3 Premium Fee Rate:        0.40000%   Class A-1 O/C Amt as of Pmt       4,763,573.17
                                                                            Date:
                              Trustee Fee:                       0.00750%   Class A-2 O/C Amt as of Pmt       5,799,502.92
                                                                            Date:
                              Class A-1 Weighted Avg Loan       11.89315%   Class A-3 O/C Amt as of Pmt       6,228,063.66
                              Rate:                                         Date:
                              Class A-2 Weighted Avg Loan       11.00818%  Class A-1 WAM:
                              Rate:
                              Class A-3 Weighted Avg Loan       13.44771%   Class A-2 WAM:
                              Rate:
                              Total Management Fee               1,000.00   Class A-3 WAM:
==============================================================================================================================

BALANCES
        Beginning HELOC Pool Balance                                                                           89,209,241.51
        Beginning Second Lien Pool Balance                                                                     54,730,552.87
        Beginning HLTV Pool Balance                                                                            39,112,766.35

        Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                   84,445,668.34
        Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                   49,120,657.87
        Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                   32,957,934.21
        Overcollateralization Amount                                                                            2,025,718.20
        Overcollateralization Loan Amount                                                                               0.00

        Ending HELOC Pool Balance                                                                              85,299,956.62
        Ending Second Lien Pool Balance                                                                        52,424,991.71
        Ending HLTV Pool Balance                                                                               38,607,927.54

        Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                      80,536,383.45
        Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                      46,625,488.79
        Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                      32,379,863.88

        Additional Balances  Class A-1                                                                          1,575,304.08

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                       0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
        Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                  0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                               0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                             1,830
        Cumulative Subsequent Mortgage Loan Asset Balance                                                      64,876,717.43

        Beginning Loan Count                                                                                           5,231
        Ending Loan Count                                                                                              5,071


COLLECTION AMOUNTS CLASS A-1
   1    Aggregate of All Mortgage Collections (Gross)             6,363,708.47
   2    Total Mortgage Interest Collections (Gross)                 916,939.91
        Servicing Fees (current collection period)                   37,170.52
        Deferred Interest Transfer  (DI)                                  0.00
     3a      Mortgage Principal Collections                       5,446,768.56
     3b      Pre-Funded Balance                                           0.00
     3c      Net Liquidation Proceeds                                     0.00
   3    Total Mortgage Principal Collections                      5,446,768.56
        Aggregate of Transfer Deposits                                    0.00
        Investor Loss Amount                                         37,820.41
        Aggregate Investor Loss Reduction Amount                    353,989.95


COLLECTION AMOUNTS CLASS A-2
   1    Aggregate of All Mortgage Collections (Gross)             2,794,071.72
   2    Total Mortgage Interest Collections (Gross)                 488,510.56
        Servicing Fees (current collection period)                   22,804.40
        Deferred Interest Transfer  (DI)                                  0.00
     3a      Mortgage Principal Collections                       2,305,561.16
     3b      Pre-Funded Balance                                           0.00
     3c      Net Liquidation Proceeds                                     0.00
   3    Total Mortgage Principal Collections                      2,305,561.16
        Aggregate of Transfer Deposits                                    0.00
        Investor Loss Amount                                              0.00
        Aggregate Investor Loss Reduction Amount                    184,263.08


COLLECTION AMOUNTS CLASS A-3
   1    Aggregate of All Mortgage Collections (Gross)               788,921.93
   2    Total Mortgage Interest Collections (Gross)                 412,137.82
        Servicing Fees (current collection period)                   16,296.99
        Deferred Interest Transfer  (DI)                                  0.00
     3a      Mortgage Principal Collections                         376,784.11
     3b      Pre-Funded Balance                                           0.00
     3c      Net Liquidation Proceeds                                     0.00
   3    Total Mortgage Principal Collections                        376,784.11
        Aggregate of Transfer Deposits                                    0.00
        Investor Loss Amount                                        128,054.70
        Aggregate Investor Loss Reduction Amount                    644,659.08


TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)             9,946,702.12
   2    Total Mortgage Interest Collections (Gross)               1,817,588.29
        Servicing Fees (current collection period)                   76,271.90
        Deferred Interest Transfer  (DI)                                  0.00
     3a      Mortgage Principal Collections                       8,129,113.83
     3b      Insurance Proceeds                                           0.00
     3c      Net Liquidation Proceeds                                     0.00
   3    Total Mortgage Principal Collections                      8,129,113.83
        Aggregate of Transfer Deposits                                    0.00
        Investor Loss Amount                                        165,875.11
        Aggregate Investor Loss Reduction Amount                  1,182,912.11

        Class A-1 Net Interest Collection                           879,769.39
        Class A-2 Net Interest Collection                           465,706.16
        Class A-3 Net Interest Collection                           395,840.83


DISTRIBUTION AMOUNTS CLASS A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                      515,057.00
        Class A-1 Note    Unpaid Interest Shortfall
                          (current cycle)                                 0.00
        Class A-1 Note    Reserve Fund Amount                       312,471.31
        Investor Loss                                                37,820.41
        Amount
        Previous Investor Loss Amount                                     0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                  13,370.56
        Credit Enhancer Reimbursement                                     0.00
        Accelerated Principal Distribution Amount                         0.00
        Spread Account Deposit                                            0.00
        Indenture  Trustee Fee 8.6 (d)(i)                               527.79
        Management Fee 8.6 (d)(iii)                                     522.32
        Payment to Servicer                                               0.00
        Deferred Interest                                                 0.00
        Remaining Amount to Transferor                                    0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        INTEREST                                                    879,769.39


        Maximum Principal Payment                                 3,871,464.48
        Scheduled Principal Collection Payment
         ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C           0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                         0.00
        Loan Loss                                                    37,820.41
        HELOC Overcollateralization Deficit 8.6 (d)(vi)                   0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        PRINCIPAL                                                 3,909,284.89


DISTRIBUTION AMOUNTS CLASS A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                      266,479.57
        Class A-2 Note    Unpaid Interest Shortfall
                          (current  cycle)                                0.00
        Class A-2 Note    Reserve Fund Amount                             0.00
        Investor Loss                                                     0.00
        Amount
        Previous Investor Loss Amount                                     0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                   9,005.45
        Credit Enhancer Reimbursement                                     0.00
        Accelerated Principal Distribution Amount                   189,607.92
        Spread Account Deposit                                            0.00
        Indenture  Trustee Fee 8.6 (d)(i)                               307.00
        Management Fee 8.6 (d)(iii)                                     306.22
        Payment to Servicer                                               0.00
        Deferred Interest                                                 0.00
        Remaining Amount to Transferor                                    0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        INTEREST                                                    465,706.17


        Maximum Principal Payment                                 2,305,561.16
        Scheduled Principal Collection Payment
          ((x)the excess of Max Prin Pymt (y) the Second Pool O/C
        Redctin Amt) 8.6(d)(v)                                            0.00
        Accelerated Principal Distribution Amount                   189,607.92
        Loan Loss                                                         0.00
        Second Lien Overcollateralization Deficit 8.6 (d)(vi)             0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        PRINCIPAL                                                 2,495,169.08

DISTRIBUTION AMOUNTS CLASS A-3
        Class A-3 Note    Interest 8.6 (d)(iv)                      183,191.18
        Class A-3 Note    Unpaid Interest Shortfall
                          (current cycle) 5.01(i)                         0.00

        Class A-3 Note    Reserve Fund Amount                             0.00
        Investor Loss Amount  5.01(iii)                             128,054.70
        Previous Investor Loss Amount 5.01(iv)                            0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                  10,985.98
        Credit Enhancer Reimbursement 5.01(vi)                            0.00
        Accelerated Principal Distribution Amount 5.01(vii)          73,231.52
        Spread Account Deposit 5.01(viii)                                 0.00
        Indenture  Trustee Fee 8.6 (d)(i)                               205.99
        Management Fee 8.6 (d)(iii)                                     171.46
        Payment to Servicer per Section 7.03 5.01 (x)                     0.00
        Deferred Interest 5.01 (xi)                                       0.00
        Remaining Amount to Transferor 5.01 (xii)                         0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        INTEREST                                                    395,840.83

        Maximum Principal Payment                                   376,784.11
        Scheduled Principal Collection Payment                            0.00
        Accelerated Principal Distribution Amount                    73,231.52
        Loan Loss                                                   128,054.70
        HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)               0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        PRINCIPAL                                                   578,070.33

TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                        964,727.76
        Class A Note    Unpaid Interest Shortfall
          (current cycle) 5.01(i)                                         0.00
        Class A Note    Reserve Fund Amount                         312,471.31
        Investor Loss Amount  5.01(iii)                             165,875.11
        Previous Investor Loss Amount 5.01(iv)                            0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                  33,362.00
        Credit Enhancer Reimbursement 5.01(vi)                            0.00
        Accelerated Principal Distribution Amount 5.01(vii)         262,839.44
        Spread Account Deposit 5.01(viii)                                 0.00
        Indenture  Trustee Fee 8.6 (d)(i)                             1,040.78
        Management Fee 8.6 (d)(iii)                                   1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                     0.00
        Deferred Interest 5.01 (xi)                                       0.00
        Remaining Amount to Transferor 5.01 (xii)                         0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        INTEREST                                                  1,741,316.39


        Maximum Principal Payment                                 6,553,809.75
        Scheduled Principal Collection Payment                            0.00
        Accelerated Principal Distribution Amount                   262,839.44
        Loan Loss                                                   165,875.11
        Overcollateralization Deficit 8.6 (d)(vi)                         0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO
        PRINCIPAL                                                 6,982,524.30



LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due
         (From Previous Distributions)                                    0.00
        Unpaid Class A-2 Note    Interest Shortfall Due
          (From Previous Distributions)                                   0.00
        Unpaid Class A-3 Note    Interest Shortfall Due
          (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate
           Rate                                                           0.00
        Investor Loss Reduction Amount (From Previous Distributions)      0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
CLASS A-1
        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             3.8419726
        Interest Distribution Amount                                                                               3.8419726
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           29.1605890
        Maximum Principal Payment                                                                                 28.8784746
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.2821144
        Accelerated Principal Distribution Amount                                                                  0.0000000

CLASS A-2
        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             3.3905344
        Interest Distribution Amount                                                                               3.3905344
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000


        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           31.7471114
        Maximum Principal Payment                                                                                 29.3346482
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.4124633

CLASS A-3
        TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             4.1627110
        Interest Distribution Amount                                                                               4.1627110
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           13.1356743
        Maximum Principal Payment                                                                                  8.5617841
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  2.9098273
        Accelerated Principal Distribution Amount                                                                  1.6640629

        Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                0.0000000
        Investor Loss Reduction Amounts after Current Distribution                                                 0.0000000
        (carryover)

        TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                            11.3952180
        TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                           74.0433748

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

CLASS A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      34
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      1,415,173.13
        Number of Mortgages 60 to 89 Days Delinquent                                                                       5
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        216,579.19
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days                                                        0.00
        Delinquent
        Number of Mortgages 180 or more Days Delinquent                                                                    2

        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     115,783.93
        Number of Mortgage Loans in Foreclosure                                                                            6
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             271,756.47

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current                                                 0.00
        Month

CLASS A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                      21
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        624,291.70
        Number of Mortgages 60 to 89 Days Delinquent                                                                       4
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        106,882.90
        Number of Mortgages 90 to 179 Days Delinquent                                                                      1
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        38,042.93
        Number of Mortgages 180 or more Days Delinquent                                                                    1
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      40,000.00
        Number of Mortgage Loans in Foreclosure                                                                            8
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             386,629.60

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                      45,800.00

CLASS A-3
        Number of Mortgages 30 to 59 Days Delinquent                                                                      35
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      1,282,357.67
        Number of Mortgages 60 to 89 Days Delinquent                                                                      15
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        582,679.76
        Number of Mortgages 90 to 179 Days Delinquent                                                                      5
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       171,270.39
        Number of Mortgages 180 or more Days Delinquent                                                                    4
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     156,340.88
        Number of Mortgage Loans in Foreclosure                                                                           23
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             803,903.95

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      90
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,321,822.50
        Number of Mortgages 60 to 89 Days Delinquent                                                                      24
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        906,141.85
        Number of Mortgages 90 to 179 Days Delinquent                                                                      6
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       209,313.32
        Number of Mortgages 180 or more Days Delinquent                                                                    7
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     312,124.81
        Number of Mortgage Loans in Foreclosure                                                                           37
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           1,462,290.02

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                      45,800.00

=============================================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                            0.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                                        0.00
        Ending Balance Pre-Funded Account                                                                               0.00
        Pre-Funding Period:  From Closing Date thru the 2/15/99


RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                               3,287,632.44
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                                312,471.31
        Class A-1 Reserve Fund  Ending Balance                                                                  3,600,103.75

        Class A-2 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-2 Reserve Fund  Ending Balance                                                                          0.00

        Class A-3 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-3 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-3 Reserve Fund  Ending Balance                                                                          0.00

CROSSOVER ACTIVITY
        Class A-1 Activity This Distribution                                                                            0.00
        Class A-2 Activity This Distribution                                                                            0.00
        Class A-3 Activity This Distribution                                                                            0.00


        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.


        -------------------------------------------------------
        A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                STATEMENT TO NOTEHOLDERS
==================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                        6.00375%  Current Collection Period:  03/01/00-03/31/00
ASSET-BACKED NOTES           Margin:                       0.65000%  P&S Agreement Date:             12/1/98
SERIES 1998-2                Class A-1  Note Rate:         6.65375%  Original Closing Date:          12/29/98
                             Class A-2  Note Rate:         6.51000%  Distribution Date:              4/17/00
                             Class A-3  Note Rate:         6.67000%  Record Date:                    4/16/00
                             Interest Period  3/15/00
                             thru 4/16/00:                    33     Pool Factor:                  62.1599149%

==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                              89,209,241.51
          Beginning Second Lien Pool Balance                                                        54,730,552.87
          Beginning HLTV Pool Balance                                                               39,112,766.35

          Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                      84,445,668.34
          Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                      49,120,657.87
          Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                      32,957,934.21

          Ending HELOC Pool Balance                                                                 85,299,956.62
          Ending Second Lien Pool Balance                                                           52,424,991.71
          Ending HLTV Pool Balance                                                                  38,607,927.54

          Ending Class A-1 Note Balance -- CUSIP  422093AG9                                         80,536,383.45
          Ending Class A-2 Note Balance -- CUSIP  422093AH7                                         46,625,488.79
          Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                         32,379,863.88


          Additional Balances  Class A-1                                                             1,575,304.08

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                     0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                 1830
          Cumulative Subsequent Mortgage Loan Asset Balance                                         64,876,717.43


          Beginning Loan Count                                                                              5,231
          Ending Loan Count                                                                                 5,071


COLLECTION AMOUNTS CLASS A-1
          Aggregate of All Mortgage Collections                                                      6,326,537.95
          Total Mortgage Interest Collections                                                          916,939.91
          Servicing Fees (current collection period)                                                  (37,170.52)
               Mortgage Principal Collections                                                        5,446,768.56
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       5,446,768.56



COLLECTION AMOUNTS CLASS A-2
          Aggregate of All Mortgage Collections                                                      2,771,267.32
          Total Mortgage Interest Collections                                                          488,510.56
          Servicing Fees (current collection period)                                                  (22,804.40)
               Mortgage Principal Collections                                                        2,305,561.16
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       2,305,561.16

COLLECTION AMOUNTS CLASS A-3
          Aggregate of All Mortgage Collections                                                        772,624.94
          Total Mortgage Interest Collections                                                          412,137.82
          Servicing Fees (current collection period)                                                  (16,296.99)
               Mortgage Principal Collections                                                          376,784.11
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                         376,784.11

TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                      9,946,702.12
          Total Mortgage Interest Collections                                                        1,817,588.29
               Mortgage Principal Collections                                                        8,129,113.83
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                       8,129,113.83



DISTRIBUTION AMOUNTS CLASS A-1
          Class A-1 Note    Interest                                                                   515,057.00
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-1 Note    Reserve Fund Amount                                                        312,471.31

          Maximum Principal Payment                                                                  3,871,464.48
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                          0.00
          Loan Loss                                                                                     37,820.41
          HELOC Overcollateralization Deficit                                                                0.00
          Total Certificateholders Distribution Allocable to Principal                               3,909,284.89

DISTRIBUTION AMOUNTS CLASS A-2
          Class A-2 Note    Interest                                                                   266,479.57
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-2 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  2,305,561.16
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    189,607.92
          Loan Loss                                                                                          0.00
          HELOC Overcollateralization Deficit                                                                0.00
          Total Certificateholders Distribution Allocable to Principal                               2,495,169.08


DISTRIBUTION AMOUNTS CLASS A-3
          Class A-3 Note    Interest                                                                   183,191.18
          Class A-3 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-3 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                    376,784.11
          Scheduled Principal Collection Payment                                                             0.00
          Accelerated Principal Distribution Amount                                                     73,231.52


          Loan Loss                                                                                    128,054.70
          HLTV Lien Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                                 578,070.33

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                        964,727.76
          Class A Note Unpaid Interest Shortfall (current cycle)                                             0.00
          Class A Note  Reserve Fund Amount                                                            312,471.31

          Maximum Principal Payment                                                                  6,553,809.75
          Scheduled Principal Collection Payment/BAL                                                         0.00
          Accelerated Principal Distribution Amount                                                    262,839.44
          Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                               6,816,649.19

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

CLASS A-1
          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                3.8419726
          Interest Distribution Amount                                                                  3.8419726
          Unpaid Note Interest Shortfall Included in Current                                            0.0000000
          Distribution
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              29.1605890
          Maximum Principal Payment                                                                    28.8784746
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.2821144
          Accelerated Principal Distribution Amount                                                     0.0000000

CLASS A-2
          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                3.3905344
          Interest Distribution Amount                                                                  3.3905344
          Unpaid Note Interest Shortfall Included in Current                                            0.0000000
          Distribution
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              31.7471114
          Maximum Principal Payment                                                                    29.3346482
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.4124633



CLASS A-3
          TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                4.1627110
          Interest Distribution Amount                                                                  4.1627110
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000


          TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              13.1356743
          Maximum Principal Payment                                                                     8.5617841
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     2.9098273
          Accelerated Principal Distribution Amount                                                     1.6640629




          Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                   0.0000000
          Investor Loss Reduction Amounts after Current Distribution (carryover)                        0.0000000

          TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                               11.3952180

          TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                              74.0433748

          Credit Enhancement Draw Amount                                                                        0

DELINQUENCIES/FORECLOSURES
CLASS A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         34
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         1,415,173.13
          Number of Mortgages 61 to 90 Days Delinquent                                                          5
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           216,579.19
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        0.00
          Number of Mortgages 181 or more Days Delinquent                                                       2
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        115,783.93
          Number of Mortgage Loans in Foreclosure                                                               6
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                271,756.47

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

CLASS A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                         21
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                           624,291.70
          Number of Mortgages 61 to 90 Days Delinquent                                                          4
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           106,882.90
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   38,042.93
          Number of Mortgages 181 or more Days Delinquent                                                       1
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         40,000.00
          Number of Mortgage Loans in Foreclosure                                                               8
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                386,629.60

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                         45,800.00

CLASS A-3
          Number of Mortgages 31 to 60 Days Delinquent                                                         35
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         1,282,357.67
          Number of Mortgages 61 to 90 Days Delinquent                                                         15
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           582,679.76
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 5
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  171,270.39
          Number of Mortgages 181 or more Days Delinquent                                                       4
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        156,340.88
          Number of Mortgage Loans in Foreclosure                                                              23
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                803,903.95


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00



TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         90
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,321,822.50
          Number of Mortgages 61 to 90 Days Delinquent                                                         24
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           906,141.85
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 6
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  209,313.32
          Number of Mortgages 181 or more Days Delinquent                                                       7
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        312,124.81
          Number of Mortgage Loans in Foreclosure                                                              37
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              1,462,290.02

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                         45,800.00

==================================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR                        6.13000%         6.78000%

PRE-FUNDED ACCOUNT ACTIVITY
          Beginning Balance Pre Funding Account                                                              0.00
          Remaining Amount for Distribution to Classes                                                       0.00
          Withdrawal for Subsequent Loan Purchase:                                                           0.00
          Ending Balance Pre Funding Account                                                                 0.00
          Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                  3,287,632.44
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                   312,471.31
          Class A-1 Reserve Fund  Ending Balance                                                     3,600,103.75

          Class A-2 Reserve Fund  Beginning Balance                                                          0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-2 Reserve Fund  Ending Balance                                                             0.00

          Class A-3 Reserve Fund  Beginning Balance                                                          0.00
          Class A-3 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-3 Reserve Fund  Ending Balance                                                             0.00